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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                -----------------

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): May 15, 2007


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                           Meta Financial Group, Inc.
             (Exact name of registrant as specified in its charter)


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            Delaware                       0-22140              42-1406262
(State or other jurisdiction of       (Commission File         (IRS Employer
 incorporation or organization)            Number)           Identification No.)

                   121 East Fifth Street, Storm Lake, IA 50588
               (Address of principal executive offices)(Zip Code)


Registrant's telephone number, including area code: (712) 732-4117

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

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                                TABLE OF CONTENTS

Section 8         Other Events
                  Item 8.01  Other Events


Section 9         Financial Statements and Exhibits
                  Item 9.01  Financial Statements and Exhibits


Signatures


Exhibit Index
Exhibit 99.1


                                       i

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Section 8         Other Events

Item 8.01         Results of Operations and Financial Condition

                  On May 15, 2007, the Registrant issued a news release announcing its receipt of a bond insurance claim. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated into this Item 8.01 by reference.


Section 9         Financial Statements and Exhibits

Item 9.01         Financial Statements and Exhibits

                  (d) Exhibits
                  The following Exhibit is being furnished herewith:

                  99.1 Press Release of Meta Financial Group, Inc., dated May 15, 2007.




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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 META FINANCIAL GROUP, INC.

                           By:   /s/ Jonathan M. Gaiser
                                 --------------------------------------------
                                 Jonathan M. Gaiser
                                 Senior Vice President, Secretary, Treasurer,
                                 and Chief Financial Officer

Dated:  May 15, 2007



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                                  EXHIBIT INDEX

 Exhibit
  Number        Description of Exhibit

   99.1         Press Release of Meta Financial Group, Inc., dated May 15, 2007.